UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 13, 2026

Date of Report (Date of earliest event reported)

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(844) 487-8478

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

Upon issuance of the 500,000 depositary shares (“Depositary Shares”), each representing a 1/25th interest in a share of 6.250% Series S Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, $5.00 par value per share, with a liquidation preference of $25,000 per share of preferred stock (equivalent to $1,000 per Depositary Share) (the “Series S Preferred Stock”) by Truist Financial Corporation, a North Carolina corporation (the “Company”) on May 15, 2026, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to the Series S Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series S Preferred Stock for the last preceding dividend period. The terms of the Series S Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2026, the Company filed Articles of Amendment (the “Articles of Amendment”) for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of its Series S Preferred Stock. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On May 15, 2026, the Company closed the sale of the Depositary Shares, which were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (SEC File No. 333-276600), which was filed on January 19, 2024 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated May 12, 2026, between the Company and Truist Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein; (ii) Articles of Amendment of the Company filed May 13, 2026; (iii) Deposit Agreement, dated as of May 15, 2026, among the Company, as issuer, and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein; (iv) form of Depositary Receipt; and (v) validity opinion with respect to the Depositary Shares and the Series S Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 12, 2026, between the Company and Truist Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

3.1	Articles of Amendment of the Company with respect to Series S Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock filed May 13, 2026.

4.1	Articles of Amendment of the Company with respect to Series S Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock filed May 13, 2026 (filed as Exhibit 3.1).

4.2	Deposit Agreement, dated as of May 15, 2026, between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

5.1	Opinion of Mayer Brown LLP as to the validity of the Depositary Shares and the Series S Preferred Stock.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: May 15, 2026